Site Closure and Reclamation Provision	12 Months Ended
Aug. 31, 2018
Statement [Line Items]
Site Closure and Reclamation Provision [Text Block]
11.	Site Closure and Reclamation Provision

A summary of the changes in the site closure and reclamation provision is set out below:

	August 31,	August 31,
	2018	2017

Balance - beginning of year	$303,600	$263,600
Increase in provision for site closure and reclamation costs	-	40,000

Balance – end of year	$303,600	$303,600

As at August 31, 2018, the current estimated closure costs to reclaim the Company’s Nechalacho exploration camp site at Thor Lake, the Separation Rapids and the Warren Township exploration sites are $250,000, $40,000 and $13,600 respectively. The closure costs for the Nechalacho exploration camp site are expected to be incurred over the years of 2040 and 2041. The expected undiscounted future cash flow is estimated to be $508,200 for the Nechalacho exploration camp site, assuming an annual inflation rate of 3%.